UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 25, 2006
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2006-AR7 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


     New York                    333-129159-09                   Applied For
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 (State or other              (Commission File No.              (IRS Employer
 jurisdiction of               of issuing entity)             Identification No.
incorporation of                                              of issuing entity)
 issuing entity)

 7430 New Technology Way, Frederick, Maryland                           21703
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Address of principal executive offices                                (Zip Code)


Depositor's telephone number, including area code         (301) 846-8881
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

      The Registrant hereby amends its Current Report on Form 8-K, dated April 25, 2006 and filed with the Commission on May 9, 2006 (the "Current Report") by replacing Exhibit 1.1 attached to the Current Report with Exhibit 1.1 attached hereto.

ITEM 9.01   Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------
 (1.1)                  Underwriting Agreement, dated February 15, 2006 and
                        terms agreement, dated March 17, 2006, among the Company, Wells Fargo Bank, N.A. and HSBC Securities
                        (USA) Inc.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION

April 25, 2006

                                        /s/ Bradley A. Davis
                                        -----------------------------

                                        Bradley A. Davis
                                        Vice President

                                INDEX TO EXHIBITS


Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------
 (1.1)                  Underwriting Agreement, dated February 15, 2006 and
                        terms agreement, dated March 17, 2006, among the Company, Wells Fargo Bank, N.A. and HSBC Securities
                        (USA) Inc.